UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 4, 2008 (October 31, 2008)

WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(614) 438-3210
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 31, 2008 Worthington Industries, Inc. announced that its subsidiary, The Worthington Steel Company, had agreed to sell its 49% equity interest in Canessa Worthington Slovakia to its partner in the joint venture, The CLN Group. The European steel processing joint venture was formed in August 2007 and operated a facility in Kosice, Slovakia.

Item 9.01.  Financial Statements and Exhibits.

(a)-(c)   Not applicable.

(d)       Exhibits:

Exhibit No. Description

99.1	News Release issued by Worthington Industries, Inc. on October 31, 2008 related to sale of interest in European steel processing joint venture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date:	November 4, 2008	By:	/s/ Dale T. Brinkman
Dale T. Brinkman, Vice President-Administration,
General Counsel and Secretary